UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: October 16, 2017

DATE OF REPORT: October 30, 2017

CORIX BIOSCIENCE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

16772 West Bell Road, Suite 110-471 in Surprise, Arizona 85374

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

18662 MacAurther Boulevard, Suite 200 in Irvine, California 92612

(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)

34225 N. 27th Drive, Building 5, Suite 238 in Phoenix, Arizona 85085

(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 25, 2017, Corix Bioscience, Inc., a Wyoming corporation (the “Company”) entered into a Consulting Agreement with Border Consulting, LLC, a limited liability company doing business in Florida (“Border”), hereinafter the “Borders Agreement.” The term of the Borders Agreement is three months. The initial compensation was paid on September 25, 2017 with the payment of $10,000 and the issuance of 10,000 shares of common stock in the Company. Border will be paid $10,000 on October 25, 2017 and another $10,000 on November 25, 2017 by the Company, along with the issuance of 10,000 shares per month of common stock. The first installment of shares is in the process of being issued, thus the delay in disclosing herein. Border shall be providing general advisory services, but not facilitating the sale of the Company’s securities or assets or engaging in marketing activities as promotors.

On October 16, 2017, the Company entered into an Investor Relations Agreement with The Chesapeake Group, Inc., a Nevada corporation (“Chesapeake Group”), hereinafter the “Chesapeake Agreement.” The term of the Chesapeake Agreement is six months. The initial compensation was paid on October 16, 2017 with the payment of $5,000 and the issuance of 360,000 shares of restricted common stock in the Company. Chesapeake Group will continue to be paid $5,000 per month starting on November 16, 2017 and continuing until March 16, 2018 for a total of $30,000. The shares were issued on October 24, 2017. Chesapeake Group shall be providing general advisory services, but not facilitating the sale of the Company’s securities or assets or engaging in marketing activities as promotors.

There is no material relationship between Chesapeake Group or Borders and the Company or affiliates of the Company. A copy of Border Agreement and Chesapeake Agreement are attached hereto.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

The Company has updated its corporate and mailing address to 16772 West Bell Road, Suite 110-471 in Surprise, Arizona 85374. The Company has filed Articles of Amendment in Wyoming stating the address change. Once filed by the State of Wyoming, the Company will amend this 8-K to reflect Item 5.03 (Amendments to the Articles of Incorporation).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.1	Investor Relations Agreement (The Chesapeake Group, Inc.)
10.2	Consulting Agreement (Borders Consulting, LLC)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corix Bioscience, Inc.

By:	/s/ Michael Ogburn
Name:	Michael Ogburn
Title:	Chief Executive Officer and President

Dated:	October 30, 2017

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